                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                March 17, 1999


                                   N2K INC.
                (Exact Name of Registrant Specified in Charter)

         Delaware                       0-23141             06-1455771
     ----------------                -------------       ----------------
     (State or Other                (Commission File     (I.R.S. Employer
     Jurisdiction of                    Number)          Identification No.)
      Incorporation)





55 Broad Street, 26th Floor, New York, New York        10004
-----------------------------------------------      ---------
(Address of Principal Executive Offices)             (Zip Code)


                                (212) 378-5555
                        -------------------------------
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS

     Approval of Merger. On March 17, 1998, the stockholders of N2K Inc., a Delaware corporation ("N2K"), approved the transactions contemplated by the Amended and Restated Agreement and Plan of Merger dated January 29, 1999 (the "Merger Agreement"), among N2K, CDnow, Inc., a Pennsylvania corporation, and CDnow/N2K, Inc., a Pennsylvania corporation ("CDnow/N2K").

     The Merger. In accordance with the terms of the Merger Agreement, each issued and outstanding share of N2K common stock converted into .83 share of CDnow/N2K common stock and each issued and outstanding share of CDnow common stock converted into one share of CDnow/N2K. N2K and CDnow are wholly-owned subsidiaries of CDnow/N2K. A copy of the Joint Press Release, dated March 17, 1999 issued by CDnow and N2K is attached as Exhibit 99.1 and is incorporated herein by reference.

     CDnow/N2K, Inc. CDnow/N2K is the successor registrant of CDnow, Inc. The shares of CDnow/N2K issued in the merger were registered under a Registration Statement on Form S-4 (333-72463) effective February 16, 1999. CDnow/N2K's 1934 Act identification number is 0-25543. CDnow/N2K common stock is traded on the Nasdaq national market under the ticker symbol, CDNW.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

 Exhibit Number                       Description
----------------  ----------------------------------------------------

      99.1 Joint Press Release, dated March 17, 1999, issued by CDnow, Inc. and N2K Inc.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              N2K INC.


                              By:   /s/JAMES E. COANE
                                 ---------------------------------------
                                 James E. Coane
                                 President, Chief Operating Officer and Director


Dated:  March 17, 1999
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                                 EXHIBIT INDEX
                                 -------------


 Exhibit Number                       Description
----------------  ----------------------------------------------------
      99.1 Joint Press Release, dated March 17, 1999, issued by CDnow, Inc. and N2K Inc.